UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2016, the stockholders of MGP Ingredients, Inc. (the "Company") approved amendments to the Company's 2014 Equity Incentive Plan (the "Plan") to expand the list of business criteria for certain performance-based awards for purposes of compliance with the performance-based compensation exception under Section 162(m) of the Internal Revenue Code.

The foregoing description of amendments to the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended and restated, which is attached hereto as Exhibit 10.1, and to a description of the amendments to the Plan in Proposal 3 of the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 11, 2016, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders of the Company (the "Annual Meeting") was held on May 19, 2016, in Atchison, Kansas. At the Annual Meeting, the holders of 15,310,501 shares of the Company’s Common Stock were represented in person or by proxy and 315 shares of the Company’s Preferred Stock were represented in person or by proxy, constituting a quorum. The following matters were submitted to a vote of stockholders and the results of the vote were as follows:
1.    Elect nine (9) directors.
(i)     Group A directors by the holders of Common Stock

Director	For	Withheld	Broker Non-Votes
James L. Bareuther	10,774,557	82,165	4,453,779
Terrence P. Dunn	10,351,754	504,968	4,453,779
Anthony P. Foglio	10,759,495	97,227	4,453,779
Daryl R. Schaller	10,769,214	87,508	4,453,779

(ii)     Group B directors by the holders of Preferred Stock

Director	For	Withheld	Broker Non-Votes
David J. Colo	315	0	0
Augustus C. Griffin	315	0	0
George W. Page, Jr.	315	0	0
Karen L. Seaberg	315	0	0
M. Jeannine Strandjord	315	0	0

2.     Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Class	For	Against	Abstentions	Broker Non-Votes
Common Stock	15,240,030	33,188	37,283	0
Preferred Stock	315	0	0	0

3.    Approve proposed amendments to the Company’s 2014 Equity Incentive Plan for compliance with Internal Revenue Code Section 162(m).

Class	For	Against	Abstentions	Broker Non-Votes
Common Stock	10,766,047	82,889	7,786	4,453,779
Preferred Stock	315	0	0	0

4.     Adopt an advisory resolution to approve the compensation of the Company's named executive officers.

Class	For	Against	Abstentions	Broker Non-Votes
Common Stock	10,757,393	69,601	29,728	4,453,779
Preferred Stock	315	0	0	0

On May 19, 2016, the Company issued a press release announcing the results of the voting at the meeting. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	MGP Ingredients, Inc. 2014 Equity Incentive Plan (as amended and restated)
99.1	Press Release issued May 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: May 20, 2016	By:	/s/ Thomas K. Pigott
Thomas K. Pigott, Vice President and Chief Financial Officer